EXHIBIT 10.12 - BUSINESS DEVELOPMENT AGREEMENT (MOBILEPRO, INC.)



                         BUSINESS DEVELOPMENT AGREEMENT


         THIS BUSINESS DEVELOPMENT AGREEMENT (the "AGREEMENT") is made and entered into as of August 26, 2004 by and between WWAP, INC., a Delaware corporation (the "COMPANY"), and MOBILEPRO, INC. a Delaware corporation ("Mobilepro").


                                    RECITALS:

         WHEREAS, the Company desires to engage Mobilepro, and Mobilepro desires to be engaged by the Company, to provide certain business development services in accordance with and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   AGREEMENT:


                                   ARTICLE 1.
                                   ENGAGEMENT

         1.1. ENGAGEMENT. The Company hereby engages Mobilepro, and Mobilepro hereby accepts such engagement.

         1.2. SERVICES. Upon the request of the Company, Mobilepro shall perform the services set forth on Exhibit "A" hereto.


                                   ARTICLE 2.
                               TERM OF ENGAGEMENT

         2.1. TERM. The engagement of Mobilepro pursuant to the terms hereof shall commence on the date hereof and shall continue for a period of eighteen
(18) months at which time this Agreement shall continue on a month-to-month basis until terminated by either party by providing thirty (30) days prior written notice to the other party (the "TERM").

         2.2. INDEPENDENT CONSULTANT. The Company and Mobilepro acknowledge and agree that Mobilepro is an independent contractor and that nothing in this Agreement is intended to cause Mobilepro to be a fiduciary, agent, joint venturer, legal representative, partner or servant of the Company for any purpose whatsoever. Mobilepro agrees that the Company shall in no event assume liability for or be deemed liable hereunder as a result of any contract, agreement, understanding, debt or obligation entered into by Mobilepro on the Company's behalf without the Company's prior written consent. Mobilepro shall be solely responsible for and shall pay all taxes, assessments, and fees incident to the performance of his obligations pursuant to this Agreement.

                                   ARTICLE 3.
                           COMPENSATION OF CONSULTANT

         3.1. COMPENSATION. As compensation for the services to be provided hereunder (the "Compensation"), the Company shall pay Mobilepro a fee payable by the issuance of a number of shares of common stock equal to 5.5% of the Company's outstanding common stock (on a fully diluted basis after taking into account all outstanding options, warrants and other securities convertible or exchangeable into shares of capital stock of the Company, but excluding any securities to be issued to Cornell Capital Partners on the date hereof pursuant to the Securities Purchase Agreement and the Standby Equity Distribution Agreement or related agreements. This fee shall be deemed fully earned as of the Second Closing (as such term is defined in the Securities Purchase Agreement). Notwithstanding the foregoing, Mobilepro acknowledges that it shall be obligated to distribute 4.5% of the Company's outstanding common stock to its shareholders.

                                   ARTICLE 4.
                                  MISCELLANEOUS

         4.1. NOTICES. All notices hereunder, to be effective, shall be in writing and shall be deemed delivered when delivered by hand, upon confirmation of receipt by telecopy or when sent by first-class, certified mail, postage and fees prepaid, as follows:

                  (a) for notices and communications to the Company

                           Active Point, Ltd.
                           Attention:  Moshe Ofer, CEO


                  (b) for notices and communications to Mobilepro:

                           Mobilepro Corp.
                           6701 Democracy Boulevard
                           Suite 300
                           Bethesda, Maryland 20817
                           Attention:  Jay Wright, President
                           Fax:  (301) 315-9027

By notice complying with the foregoing provisions of this Section, each party shall have the right to change the address for future notices and communications to such party.

         4.2. MODIFICATION. This Agreement constitutes the entire Agreement between the parties hereto with regard to the subject matter hereof, superseding all prior understandings and agreements, whether written or oral. This Agreement may not be amended or revised except by a writing signed by both of the parties hereto.

         4.3. ASSIGNMENT. This Agreement and all rights hereunder are personal to Mobilepro and may not, unless otherwise specifically permitted herein, be assigned by it. Notwithstanding anything else in this Agreement to the contrary, the Company may assign this Agreement to and all rights hereunder shall inure to the benefit of any person, firm or corporation succeeding to all or substantially all of the business or assets of the Company whether by purchase, merger or consolidation.

         4.4. CAPTIONS. Captions herein have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

         4.5. SEVERABILITY. The provisions of this Agreement are severable, and the invalidity of any provision shall not affect the validity of any other provision. In the event that any arbitrator or court of competent jurisdiction shall determine that any provision of this Agreement or the application thereof is unenforceable because of the duration or scope thereof, the parties hereto agree that said arbitrator or court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law.

         4.6. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Maryland without regard to its principles of conflicts of laws. The parties hereto agree that except as otherwise provided in this Agreement, any claim or dispute arising under or in connection with this Agreement shall be submitted for adjudication exclusively in courts of Montgomery, County, Maryland, and each of the parties hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication.

         IN WITNESS WHEREOF, the parties hereto have caused this Business Services Agreement to be executed by their representatives thereunto duly authorized.

                                   WWAP, INC.


                                    By:   /S/ MOSHE OFER
                                       -----------------------------------------
                                    Name: MOSHE OFER
                                         ---------------------------------------
                                    Title: PRESIDENT
                                           -------------------------------------


                                    MOBILEPRO, INC.


                                    By:   /S/ KURT GORDON
                                       -----------------------------------------
                                    Name:  KURT GORDON
                                         ---------------------------------------
                                    Title: CHIEF FINANCIAL OFFICER
                                           -------------------------------------

                                   EXHIBIT "A"
                             DESCRIPTION OF SERVICES

1. The parties to this Agreement will look to jointly pursue select opportunities in the areas of distributing interactive virtual sales representatives to an array of potential clients and organizations.

2. Mobilepro may serve as a re-seller of the Company's products and services in North America on a non-exclusive basis.

3. Mobilepro will seek to introduce the Company to Mobilepro's other channel and alliance partners which may have interest in doing business with ActivePoint.

4. Where appropriate, Mobilepro will support the Company's efforts to assist in securing approvals for the Company's technology within appropriate government and industry standards groups.

5. Mobilepro shall provide the Company with periodic updates of its activities under this Agreement.

6. Mobilepro will assist with the conceptual development of the Company's applications and market segmentation of its products.

7. Mobilepro will introduce the Company's products via all its relevant channels to prospects and the general public.

8. Mobilepro will escort the Company in developing a business use for the Company's patent in the on-line security market.

9. Mobilepro will provide the Company with such information as it may require in connection with its filing of a registration statement and its transition in becoming a publicly traded company.

10. Mobilepro will seek to introduce the Company's software solutions as a test beta site on one of Mobilepro's ISP of Telco subsidiaries and will provide market data based on their experience with the services.







                                      8-16